UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2022 (October 26, 2022)

MJ Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55900	20-8235905
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2580 S. Sorrel St., Las Vegas, NV 89146

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(702) 879-4440

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MJNE	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2022, the Company’s Board of Directors appointed two new directors, Tom Valensuela and Timothy Luff, effective as of October 26, 2022.

From 2019 to present, Mr. Valensuela has acted as Director of Construction at MJ Holdings. In addition, he has acted as director of operations for both MJ Holdings’ 260-acre outdoor farm and their indoor cultivations. Mr. Valensuela is focused on managing all cannabis development projects, as well as all operations within MJ Holdings current cultivations in Nevada. From 2016 to 2019, Mr. Valensuela worked with Masterbuilt Construction, located in Las Vegas, as a project manager. Mr. Valensuela was directly responsible for managing several large real estate developments to completion. From 2014 to 2016, Mr. Valensuela acted as cultivation manager, of Thompson Farm 1, managing all cannabis cultivations and operations. Mr. Valensuela has been involved with the cannabis industry since legalization acting as a manager, or director. Mr. Valensuela has an AA degree in Graphic Design from Glendale Community College. He also attended University of Colorado in 1990 and University of Northern Colorado.

From 2017 to 2019, Mr. Luff worked for Focus Distribution in Las Vegas, where he was responsible for delivery, sales and ultimately held the title of Vice President responsible for client relationship management. Mr. Luff attended Oral Roberts University school of business in Tulsa.

Compensation Committee

On October 27, 2022, the Company changed the composition of its Compensation Committee to include Messrs. Valensuela, Luff, Balaouras and Radcliffe. Mr. Balaouras will serve as the committee’s Chairman.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MJ HOLDINGS, INC.

Date: October 27, 2022	By:	/s/ Paris Balaouras
Paris Balaouras
Interim Chief Executive Officer

3